                                                                    EXHIBIT 99.1

   Student Loan Finance Corporation
   Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
   Section 21 of the Servicing Agreement (Unaudited)

   Education Loans Incorporated - 1999-1 Indenture
   Student Loan Asset-Backed Notes, Series 1999-1 and 2000-1
   Report for the Month Ended April 30, 2001

I. Noteholder Information
   ----------------------

A. Identification of Notes
   -----------------------

   Series      Description                              Cusip #              Due Date
   ------------------------------------------------------------------------------------------
   1999-1A     Senior Auction Rate Notes................280907AP1............December 1, 2035
   1999-1B     Senior Auction Rate Notes................280907AQ9............December 1, 2035
   1999-1C     Subordinate Auction Rate Notes...........280907AR7............December 1, 2035
   2000-1A     Senior Auction Rate Notes................280907AS5............December 1, 2035
   2000-1B     Senior Auction Rate Notes................280907AT3............December 1, 2035
   2000-1C     Subordinate Auction Rate Notes...........280907AU0............December 1, 2035

B. Notification of Redemption Call of Notes
   ----------------------------------------

   Series 1999-1:
     None
   Series 2000-1:
     None

C. Principal Outstanding - April, 2001
   -----------------------------------

                           Principal            Principal            Principal            Principal
                        Outstanding,             Borrowed             Payments         Outstanding,
   Series             Start of Month         During Month         During Month         End of Month
   -------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A          $78,000,000.00                $0.00                $0.00       $78,000,000.00
     1999-1B           39,000,000.00                 0.00                 0.00        39,000,000.00
     1999-1C            9,300,000.00                 0.00                 0.00         9,300,000.00
               -------------------------------------------------------------------------------------
     Total            126,300,000.00                 0.00                 0.00       126,300,000.00
               -------------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A           54,100,000.00                 0.00                 0.00        54,100,000.00
     2000-1B           54,100,000.00                 0.00                 0.00        54,100,000.00
     2000-1C           22,000,000.00                 0.00                 0.00        22,000,000.00
               -------------------------------------------------------------------------------------
     Total            130,200,000.00                 0.00                 0.00       130,200,000.00
               -------------------------------------------------------------------------------------
   Totals            $256,500,000.00                $0.00                $0.00      $256,500,000.00
               =====================================================================================

D. Accrued Interest Outstanding - April, 2001
   ------------------------------------------

                    Accrued Interest             Interest             Interest     Accrued Interest              Interest
                        Outstanding,              Accrued             Payments         Outstanding,            Rate As Of
   Series             Start of Month         During Month         During Month         End of Month          End Of Month
   -----------------------------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A             $298,458.33          $337,090.00          $334,273.33          $301,275.00              5.15000%
     1999-1B              148,958.33           168,512.50           166,833.33           150,637.50              5.15000%
     1999-1C               36,489.58            40,997.50            40,868.33            36,618.75              5.25000%
               -------------------------------------------------------------------------------------
     Total                483,906.24           546,600.00           541,974.99           488,531.25
               -------------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A               23,037.58           226,769.17           215,017.44            34,789.31              4.63000%
     2000-1B              198,366.67           229,594.39           231,427.78           196,533.28              5.03000%
     2000-1C                9,625.00            94,722.22            89,833.33            14,513.89              4.75000%
               -------------------------------------------------------------------------------------
     Total                231,029.25           551,085.78           536,278.55           245,836.48
               -------------------------------------------------------------------------------------
   Totals                $714,935.49        $1,097,685.78        $1,078,253.54          $734,367.73
               =====================================================================================

E. Net Loan Rates for Next Interest Period
   ---------------------------------------

                     Interest Period
   Series              Starting Date        Net Loan Rate
   -------------------------------------------------------
   Series 1999-1:
     1999-1A               30-May-01               11.87%
     1999-1B               30-May-01               11.93%
     1999-1C               30-May-01               11.62%
   Series 2000-1:
     2000-1A               21-Jun-01               11.89%
     2000-1B               31-May-01               11.12%
     2000-1C               21-Jun-01               11.70%

F. Noteholders' Carry-Over Amounts - April, 2001
------------------------------------------------

                          Carry-Over                                                     Carry-Over
                            Amounts,            Additions             Payments             Amounts,
   Series             Start of Month         During Month         During Month         End of Month
   -------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A                   $0.00                $0.00                $0.00                $0.00
     1999-1B                    0.00                 0.00                 0.00                 0.00
     1999-1C                    0.00                 0.00                 0.00                 0.00
               -------------------------------------------------------------------------------------
     Total                      0.00                 0.00                 0.00                 0.00
               -------------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A                    0.00                 0.00                 0.00                 0.00
     2000-1B                    0.00                 0.00                 0.00                 0.00
     2000-1C                    0.00                 0.00                 0.00                 0.00
               -------------------------------------------------------------------------------------
     Total                      0.00                 0.00                 0.00                 0.00
               -------------------------------------------------------------------------------------
   Totals                      $0.00                $0.00                $0.00                $0.00
               =====================================================================================

G. Noteholders' Accrued Interest on Carry-Over Amounts - April, 2001
   -----------------------------------------------------------------

                             Accrued             Interest             Interest              Accrued
                           Interest,              Accrued             Payments            Interest,
   Series             Start of Month         During Month         During Month         End of Month
   -------------------------------------------------------------------------------------------------
   Series 1999-1:
     1999-1A                   $0.00                $0.00                $0.00                $0.00
     1999-1B                    0.00                 0.00                 0.00                 0.00
     1999-1C                    0.00                 0.00                 0.00                 0.00
               -------------------------------------------------------------------------------------
     Total                      0.00                 0.00                 0.00                 0.00
               -------------------------------------------------------------------------------------
   Series 2000-1:
     2000-1A                    0.00                 0.00                 0.00                 0.00
     2000-1B                    0.00                 0.00                 0.00                 0.00
     2000-1C                    0.00                 0.00                 0.00                 0.00
               -------------------------------------------------------------------------------------
     Total                      0.00                 0.00                 0.00                 0.00
               -------------------------------------------------------------------------------------
   Totals                      $0.00                $0.00                $0.00                $0.00
               =====================================================================================

II Fund Information
   ----------------

A. Reserve Funds - April, 2001
   ---------------------------
                                                                         Amount
                                                                ----------------
   Balance, Start of Month......................................  $3,847,500.00
   Additions During Month (From Issuance of Notes)..............           0.00
   Less Withdrawals During Month................................           0.00
                                                                ----------------
   Balance, End of Month........................................  $3,847,500.00
                                                                ================

B. Capitalized Interest Accounts - April, 2001
   -------------------------------------------
                                                                         Amount
                                                                ----------------
   Balance, Start of Month......................................  $4,042,743.15
   Additions During Month (From Issuance of Notes)..............           0.00
   Less Withdrawals During Month................................           0.00
                                                                ----------------
   Balance, End of Month........................................  $4,042,743.15
                                                                ================

C. Acquisition Accounts - April, 2001
   ----------------------------------
                                                                         Amount
                                                                ----------------
   Balance, Start of Month......................................          $0.00
   Additions During Month.......................................   1,639,051.71
   Less Withdrawals for Initial Purchase of Eligible Loans:
     Principal Acquired.........................................           0.00
     Accrued Income.............................................           0.00
     Premiums and Related Acquisition Costs.....................           0.00
   Less Withdrawals for Eligible Loans:
     Principal Acquired.........................................  (1,571,550.42)
     Premiums and Related Acquisition Costs.....................     (67,501.29)
                                                                ----------------
   Balance, End of Month........................................          $0.00
                                                                ================

D. Alternative Loan Guarantee Accounts - April, 2001
   -------------------------------------------------
                                                                         Amount
                                                                ----------------
   Balance, Start of Month......................................  $2,173,590.91
   Additions During Month (Initial Purchase of Student Loans)...           0.00
   Guarantee Fees Received (Refunded) During Month..............           0.00
   Interest Received During Month...............................       8,652.42
   Other Additions During Month.................................         774.39
   Less Withdrawals During Month for Default Payments...........     (57,333.23)
                                                                ----------------
   Balance, End of Month........................................  $2,125,684.49
                                                                ================

III Student Loan Information
    ------------------------
A. Student Loan Principal Outstanding - April, 2001
   ------------------------------------------------
                                                                         Amount
                                                                ----------------
   Balance, Start of Month......................................$225,745,952.99
   Initial Purchase of Eligible Loans...........................           0.00
   Transfers....................................................           0.00
   Loans Purchased / Originated.................................   1,571,550.42
   Capitalized Interest.........................................     152,441.80
   Less Principal Payments Received.............................  (2,949,099.19)
   Less Defaulted Alternative Loans Transferred.................     (54,202.74)
   Other Increases (Decreases)..................................      (6,257.43)
                                                                ----------------
   Balance, End of Month........................................$224,460,385.85
                                                                ================

B. Composition of Student Loan Portfolio as of April 30, 2001
   ----------------------------------------------------------
                                                                         Amount
                                                                ----------------
   Aggregate Outstanding Principal Balance......................$224,460,385.85
   Number of Borrowers..........................................         34,408
   Average Outstanding Principal Balance Per Borrower...........         $6,523
   Number of Loans (Promissory Notes)...........................         65,389
   Average Outstanding Principal Balance Per Loan...............         $3,433
   Weighted Average Interest Rate...............................           8.14%

C. Distribution of Student Loan Portfolio by Loan Type as of April 30, 2001
   ------------------------------------------------------------------------

                                          Outstanding
                                            Principal
   Loan Type                                  Balance              Percent
   -----------------------------------------------------------------------
   Stafford - Subsidized.............  $85,764,733.61                38.2%
   Stafford - Unsubsidized...........   49,777,800.13                22.2%
   Stafford - Nonsubsidized..........          136.52                 0.0%
   PLUS..............................   21,270,829.58                 9.5%
   SLS...............................      106,461.02                 0.0%
   Consolidation.....................   12,934,803.18                 5.8%
   Alternative.......................   54,605,621.81                24.3%
                                     -------------------------------------
   Total............................. $224,460,385.85               100.0%
                                     =====================================

D. Distribution of Student Loan Portfolio by Interest Rate as of April 30, 2001
   ----------------------------------------------------------------------------

                                          Outstanding
                                            Principal
   Interest Rate                              Balance              Percent
   -----------------------------------------------------------------------
   Less Than 7.00%...................     $491,911.25                 0.2%
   7.00% to 7.49%....................   28,842,019.90                12.8%
   7.50% to 7.99%....................   44,271,048.18                19.7%
   8.00% to 8.49%....................  115,966,566.23                51.7%
   8.50% to 8.99%....................   20,789,588.39                 9.3%
   9.00% to 9.49%....................    1,335,290.75                 0.6%
   9.50% or Greater..................   12,763,961.15                 5.7%
                                     -------------------------------------
   Total............................. $224,460,385.85               100.0%
                                     =====================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of
   -----------------------------------------------------------------------
   April 30, 2001
   --------------

                                           Outstanding
                                             Principal
   Borrower Payment Status                     Balance              Percent
   ------------------------------------------------------------------------
   School.............................  $58,463,422.01                26.0%
   Grace..............................   11,689,013.93                 5.2%
   Repayment..........................  122,264,389.56                54.5%
   Deferment..........................   24,542,131.37                10.9%
   Forbearance........................    7,501,428.98                 3.3%
                                      -------------------------------------
   Total.............................. $224,460,385.85               100.0%
                                      =====================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of
   ------------------------------------------------------------------
   April 30, 2001
   --------------
                                             Percent by Outstanding Balance
                                             -------------------------------
                                 Outstanding       Excluding
                                   Principal    School/Grace    All Loans in
   Delinquency Status                Balance    Status Loans       Portfolio
   -------------------------------------------------------------------------
   31 to 60 Days.............. $5,155,634.48            3.3%            2.3%
   61 to 90 Days..............  2,796,385.78            1.8%            1.2%
   91 to 120 Days.............  1,954,589.53            1.3%            0.9%
   121 to 180 Days............  4,069,147.92            2.6%            1.8%
   181 to 270 Days............  1,433,556.39            0.9%            0.6%
   Over 270 Days..............    961,278.02            0.6%            0.4%
   Claims Filed, Not Yet Paid.    859,194.33            0.6%            0.4%
                              ----------------------------------------------
   Total......................$17,229,786.45           11.2%            7.7%
                              ==============================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of
   ----------------------------------------------------------------
   April 30, 2001
   --------------
                                            Outstanding
                                              Principal
   Guarantee Status                             Balance              Percent
   -------------------------------------------------------------------------
   FFELP Loan Guaranteed 100%...........    $663,009.63                 0.3%
   FFELP Loan Guaranteed 98%............ 169,191,754.41                75.4%
   Alternative Loans Non-Guaranteed.....  54,605,621.81                24.3%
                                        ------------------------------------
   Total................................$224,460,385.85               100.0%
                                        ====================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of
   ----------------------------------------------------------------
   April 30, 2001
   --------------
                                                    Outstanding
                                                      Principal
   Guarantee Agency                                     Balance      Percent
   -------------------------------------------------------------------------
   Education Assistance Corporation............ $101,499,956.88        45.2%
   Great Lakes Higher Education Corporation....   17,077,777.43         7.6%
   California Student Aid Commission...........   19,924,395.99         8.9%
   Student Loans of North Dakota...............    6,423,229.32         2.9%
   Texas GSLC..................................    5,336,301.82         2.4%
   Pennsylvania Higher Education Assistance
    Agency.....................................    7,804,705.67         3.5%
   United Student Aid Funds, Inc...............   10,570,784.08         4.7%
   Other Guarantee Agencies....................    1,217,612.85         0.5%
   Alternative Loans Non-Guaranteed............   54,605,621.81        24.3%
                                               -----------------------------
   Total....................................... $224,460,385.85       100.0%
                                               =============================

I. Fees and Expenses Accrued For / Through  April, 2001
   ----------------------------------------------------

                                                                   For The 4
                                                                Months Ended
                                            April, 2001       April 30, 2001
                                           ----------------------------------
   Servicing Fees.......................... $196,402.84          $779,768.70
   Indenture Trustee Fees..................    5,343.90            21,375.04
   Broker / Dealer Fees....................   53,437.49           208,407.61
   Auction Agent Fees......................    4,275.01            17,100.02
   Other Permitted Expenses................        0.00                 0.00
                                           ----------------------------------
   Total................................... $259,459.24.       $1,026,651.37
                                           ==================================

J. Ratio of Assets to Liabilities as of April 30, 2001
   ---------------------------------------------------

                                                                     Amount
                                                          ------------------
   Total Indenture Assets.................................  $259,924,190.56
   Total Indenture Liabilities............................   257,466,729.79
                                                          ------------------
   Ratio..................................................           100.95%
                                                          ==================